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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the Quarterly Report of MailKey Corporation (the "Company") on Form 10-QSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), Graham Norton-Standen, Chief Executive Officer of the Company, and Roger B. Ponting, Chief Financial Officer of the Company, do each hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

        (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/  Graham Norton-Standen
                                          --------------------------------------
                                          Graham Norton-Standen
                                          Chief Executive Officer


                                          /s/  Roger B. Ponting
                                          --------------------------------------
                                          Roger B. Ponting
                                          Chief Financial Officer



Date:  August 9, 2004